SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004

COMPUTER TASK GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-9410	16-0912632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (716) 882-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
Exhibits.
SIGNATURES
EXHIBIT 99 PRESS RELEASE

Item 12. Results of Operations and Financial Condition

     On April 12, 2004, the Registrant issued the press release that is attached hereto as Exhibit 99 and is incorporated herein by reference.

Exhibits.

     99 – News Release dated April 12, 2004 – CTG Announces 2004 First Quarter Conference Call Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
(Registrant)

Date: April 12, 2004	By:	/s/ Peter P. Radetich

	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary